SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                              MAY 29, 2001
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Date of earliest event reported:             MAY 29, 2001
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                              WEINER'S STORES, INC.
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               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                          0-23671                76-0355003
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(State or Other Jurisdiction       (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)


6005 WESTVIEW DRIVE, HOUSTON, TEXAS                                  77055
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code        (713) 688-1331
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


80289.0003

                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)       Exhibits.

       Exhibit number      Description
       --------------      -----------

           99.1 Certificate of Compliance and certain financial statements contained in the Registrant's report, dated May 29, 2001, to the United States Trustee


ITEM 9.  REGULATION FD DISCLOSURE

         The Registrant hereby incorporates by reference into this Item 9 the Certificate of Compliance, dated May 29, 2001, and the following financial statements contained in the report filed by the Registrant on May 29, 2001 with the United States Trustee in connection with the Registrant's reorganization under chapter 11 of the Bankruptcy Code, all of which are attached as Exhibit
99.1 hereto and which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed:

         o Statement of Operations for the month and years ended April 2001 and April 2000;

         o Balance Sheets for April 2001, the year ended January 2001 and April 2000; and

         o Statements of Cash Flows for the months ended April 2001 and April 2000.






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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WEINER'S STORES, INC.

                                By: /s/ Michael S. Marcus
                                    ------------------------------------------
                                      Michael S. Marcus
                                      Vice President, Chief Financial Officer,
                                      Treasurer and Secretary

Dated: May 29, 2001











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
                                  EXHIBIT INDEX


       Exhibit number      Description
       --------------      -----------

           99.1 Certificate of Compliance and certain financial statements contained in the Registrant's report, dated May 29, 2001, to the United States Trustee





















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